Exhibit 99.1

Immunome Corporate Presentation November 15, 2023

Disclaimer and Forward-Looking Statements

Disclosures
For the purposes of this notice, the "presentation" that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Immunome, Inc. ("Immunome") or any person on its behalf, any question-and-answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. References to "we," "our," and "us" refers to Immunome and its subsidiaries.

Forward-Looking Statements
This presentation contains "forward-looking statements" under the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Our actual results may differ from our expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "objective," "anticipate," "believe," "estimate," "predict," "potential," "continue," "projected," "first step," "ongoing," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: our expectations with respect to future performance and anticipated financial impacts of the merger with Morphimmune Inc. (the "Merger"); our timeline for filing INDs and seeking regulatory approval for one or more of our current or future programs and product candidates and other anticipated milestones; our expected cash runway, including receipt of certain collaboration payments; our intention to expand our pipeline through strategic transactions; our intent to expand our intellectual property portfolio; and our ability to identify and/or develop additional high-value oncology assets. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those projected or implied in these forward-looking statements. Most of these factors are outside our control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the combined company to grow and successfully execute on its business plan; the risk that we may not identify or progress to the clinic any product candidate, or to the extent we do, that such product candidate may not be best-in-class or first-in-class; changes in the applicable laws or regulations; our timing for achieving milestones, if at all, and the corresponding receipt of milestone or collaboration payments; our ability to identify, negotiate and consummate strategic transactions on terms acceptable to us that will expand our pipeline or provide us access to non-dilutive capital; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; the risk that regulatory approvals for our programs and product candidates are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect us or the expected benefits of the Merger; our ability to manage future growth; our ability to manage clinical trials or studies; the risk that pre-clinical data may not be predictive of clinical data; the complexity of numerous regulatory and legal requirements that we need to comply with to operate its business; the reliance on our management; the prior experience and successes of our management team are not indicative of any future success; the dependence on the success of our targeted effector platform and human memory B cell platform; the failure to obtain, adequately protect, maintain or enforce our intellectual property rights; and other risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2022, our 10-Q for the quarter ended September 30, 2023, and in our other filings subsequently made with the U.S. Securities and Exchange Commission. We caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we do not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in their expectations.

Immunome's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to projected financial information for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation.

Product Candidates
In this presentation, we may discuss current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied.

Industry and Market Data
In this presentation, we rely on and refer to publicly available information and statistics regarding market participants in the sectors in which we compete and other industry data. Any comparison of us to the industry or to any of our competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to us. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While we believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. We have not independently verified the information provided by the third-party sources.

Trademarks
This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

IMMUNOME 1

3 IMMUNOME Establishing a Preeminent Targeted Oncology Company • Develop first - in - class and best - in - class oncology therapies • Targeted approaches including ADCs, RLTs with modality informed by target biology • Organic pipeline expansion driven by internal discovery programs • Additional pipeline expansion driven by disciplined M&A • Strategic partnering to access non - dilutive capital Strong Foundation for Long - Term Success • Experienced, successful leadership team whose members have developed approved oncology therapeutics across multiple modalities • Strong pipeline including a first - in - class anti - IL - 38 mAb and a FAP - targeted radioligand therapy (RLT) with best - in - class potential • Proprietary antibody and target discovery engine • Antibody - drug conjugate (ADC) strategy centered on novel targets • Strong biotech investor syndicate supportive of corporate vision • Cash runway expected into Q1 2026 • Headquarters in Bothell, WA with a capital - efficient laboratory in Exton, PA Long - Term Corporate Vision

4 IMMUNOME Pipeline and Discovery Overview Discovery Lead Optimization Development Candidate IND - Enabling Anticipated IND Filing Anti - IL - 38 Solid Tumors TBD 177 Lu - FAP Solid Tumors 1Q2025 Anti - EPN - 1 Solid Tumors TBD ADCs Various TBD RLTs Various TBD Bispecifics Various TBD Novel Antibodies Various TBD

5 IMMUNOME ADC Strategy

Pursuing Novel Targets For the Next Generation of ADCs

Active ADC development is concentrated in programs against top 10 targets[1]

- Strong interest in ADCs with 8 new drug approvals since 2019
- Significant investment, with 212 active clinical programs
- 54% (114) of those programs pursue one of just 10 targets

Active Clinical ADC Programs by Target



34
17
15
10
8
8
8
6
4
4
HER-2
TROP-2
CLDN18.2
B7-H3
c-MET
Folate Receptor α
EGFR
Nectin-4
SIGLEC2
B7-H4

Attractive Opportunity to Pursue Novel Targets

- Able to systematically screen for novel targets
  - Differential expression on tumors
  - Other proprietary screens
- Proven linkers and payloads available in addition to developing novel linkers
- Potential to pursue patients with high unmet need

Challenges of Pursuing Most Popular Targets

- Changes in payload and linker technology are likely to make only incremental gains
- Heterogeneity of target expression on tumors may limit utility
- Lower unmet patient need
- Challenging development and commercialization path

1.: Immunome Analysis of Beacon ADC data. from Hanson Wade as of November 10, 2023

IMMUNOME 6

7 IMMUNOME Efficient Development Through Clinical Proof of Concept Novel Targets and Antibodies Immunome ADC Approach: Generate Value Through Advancing Novel Targets Early go/no - go decisions via well - designed clinical trials Optimization for binding & internalization Incorporation of proven or novel linkers Select payload for consistent cytotoxic effect Optimize pharmacology for clinical activity Immunome Discovery Platform 70+ identified antibody - target pairs Licensing/Acquisition Numerous antibodies available

Strong Demand for ADCs Provides Strategic Flexibility

Opportunities to Transact at Value Inflection Points

Recent ADC Transactions

Preclinical

AMGEN / Synaffix
$2 billion total[1]

MERCK / KELUN-BIOTECH 科伦博泰
$175 million upfront
$9.3 billion[2] in milestones

Early Clinical

BIONTECH / DualityBio 映恩生物
$170 million upfront[3]
$1.5 billion+ in milestones

gsk GlaxoSmithKline / HANSOH PHARMA
$85 million upfront[4]
$1.4 billion in milestones

Late Clinical

MERCK / Daiichi-Sankyo
$4 billion upfront
$22 billion in milestones

Commercial

Pfizer / SeaGen
$43 billion acquisition

1. https://synaffix.com/synaffix-enters-license-agreement-with-amgen-to-build-next-generation-adcs 2.. https://www.biospace.com/article/merck-expands-adc-footprint-with-9-3b-kelun-licensing-deal 3. https://www.globenewswire.com/news-release/2023/04/03/2639380/0/en/BioNTech-and-DualityBio-Form-Global-Strategic-Partnership-to-Accelerate-Development-of-Differentiated-Antibody-Drug-Conjugate-Therapeutics-for-Solid-Tumors.html 4. https://www.fiercebiotech.com/biotech/2nd-big-adc-deal-day-gsk-inks-2b-pact-hansoh-gynecology-cancer-asset 5. https://www.fiercebiotech.com/biotech/merck-pays-4b-upfront-rights-3-daiichi-adcs-huge-bet-post-keytruda-future 6. https://www.pfizer.com/news/press-release/press-release-detail/pfizer-invests-43-billion-battle-cancer

IMMUNOME
8

9 IMMUNOME Immunome Discovery Platform

10 IMMUNOME Antibody and Target Discovery Engine 04 03 02 01 Patients with cancer generate memory B cells that produce autoantibodies against cancer - associated antigens Memory B cells are isolated, and immortalized using proprietary hybridoma technology , generating novel antibodies Patient responses unveil novel disease targets Antibodies are selected using proprietary high - throughput technology with functional and sequence - based screens Novel antibody - target pairs are evaluated for development as antibodies, bispecifics, or ADCs Patient Tissue Sampling Antibody Generation Antibody - Target Pair Identification Harnessing the Immune System to Inform the Next Generation of Cancer Therapy

11 IMMUNOME Immunome Approach Identifies Both Validated and Novel Cancer Targets Immunome Technology Enhances Power of Antibody Screens • Memory B - cell response generated across course of disease ‒ Competitor B - cell platforms restrict scope to active immune response • Direct antibody production by B cells supports extensive, unbiased functional screening • Different sources of B cells (lymph nodes, tumor, blood) may yield unique targets • Materially expands opportunity to identify underexplored and novel targets Identification of Clinically Validated Cancer Targets Validates Immunome Approach Targets Identified by Discovery Engine IL - 38 HER2

High Throughput Platform Identifies Targets Rapidly Across Multiple Cancer Types

Multiple Tumor Types

14
Cancers

350+
Patients

Catalog at Industrial Scale

140
Libraries

~250k
Hybridomas

Robust & Efficient Screening

Up to
20,000
Antibodies Per Screen

~2,400
Tumor Binding Hits to date

Novel Target Discovery

70
Antibody-Target Pairs to Date

2-4
Novel Targets per Patient on Average

IMMUNOME 12

13 IMMUNOME Programs: Anti - IL - 38

IL-38 Is an Immunosuppressive Cytokine with I/O Potential

IL-38 Function:
Inhibits pro-inflammatory IL-36/IL-36R pathway[1]



IL-36 Receptor Antagonists
IL-36Ra
IL-38
IL-36α
IL-36β
IL-36γ
IL-36 Receptor Agonists
IL-36R
IL-1RAcP
IL-1RL2
TIR
TIR
Myd88
STAT3
IRAK
TRAF6
MAPK
c-jun
IκBζ
NF-κB
IKK
IκBζ
NF-κB
AP-1
Gene expression
Proinflammatory response
• Cytokines
• Chemokines
• Growth factors
• Antimicrobial peptides
• microRNAs

Scientific Rationale:
Downregulation of IL-38 promotes innate immune activation

- IL-38 knockout mice exhibit increased pro-inflammatory cytokine levels[2] and delayed tumor growth[3]

***Pathway Validation in Autoimmune Disease*:**
IL-36R is a proven target for treating psoriasis

- Spevigo (Boehringer Ingelheim), approved in 2022 for generalized pustular psoriasis
  - Binds IL36R
  - Prevents cognate ligands from inducing downstream immune activation[4]
- Low levels of IL-38 in psoriasis patients promote a pro-inflammatory immune state[5]

1. Iznardo 2021 doi: 10.3390/ijms22094344 IL-1R!1 and IL1RAPL1 are also IL-38 cognate receptors 2. Han 2019, doi: 10.1016/j.celrep.2019.03.082
3. Han 2018: doi 10.2139/ssrn.3213912 4. SPEVIGO® (spesolimab-sbzo) package insert. 5. Mercurio 2018 doi: 10.1038/s41419-018-1143-3

IMMUNOME 14

Poor Survival for Cancer Patients with Tumors Expressing High IL-38

Reduced Immune Cell Infiltration in IL-38 High Tumors


Key
Decreased in IL-38 High Tumors
Increased in IL-38 High Tumors
T Cells
B Cells
Macrophages
Monocytes
NK Cells
HNSC
LUSC
ESCA
LUAD
CESC
SKCM
ImSig Score Difference (IL-38 High minus IL-38 low)

IL-38 high tumor samples show reduced infiltration of multiple immune subsets, particularly in lung, head & neck, and gastroesophageal cancers

Poor Overall Survival in IL-38 High Lung Cancer

Kaplan-Meier curves according to IL-38 expression in patients with primary lung adenocarcinoma


Overall survival
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Time after surgery (years)
N = 184
N = 184
N = 49
P = 0.0112
IL-38 IHC Stain Intensity
Low
Medium
High

Checkpoint inhibition of IL-38 presents a novel immunotherapy approach for cancer

Left panel: Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset. Similar findings were also confirmed in real-world data (Tempus). Right panel: Adapted from Takada 2017 doi: 10.1371/journal.pone.0181598

IMMUNOME 15

16 IMMUNOME IMM20320: Platform - Derived, Potential First - in - Class Anti - IL - 38 mAb Inhibits IL - 38 - mediated immunosuppression Selectively binds IL - 38 in array of 20,000 human proteins IMM20230 Selectively Binds IL - 38 IMM20230 Inhibits IL - 38 Binding Inhibits IL - 38 binding to ILRAPL1 and IL - 36R IMM20320 Inhibits Tumor Growth in Mice Monotherapy activity in immune cold melanoma model Note: IMM20320 is humanized version of IMM20324. Mean Tumor Volume ± SEM (mm3) Mice dosed iv Q2Wx4 n=10/arm 0.01 0.1 1 10 100 0 1000 2000 3000 4000 5000 Concentration of antibodies (ug/mL) B i n d i n g o f I L - 3 8 Isotype control, IL1RAPL1 IMM20324, IL1RAPL1 IMM20324, IL-36R Isotype control, IL-36R Binding of IL - 38 Concentration of antibodies (ug/mL) 0 20000 40000 60000 0 20 40 60 80 100 Binding Signal S - S c o r e IL-38 S - Score Binding Signal p<0.05 IMM20320 shows in vivo antitumor activity consistent with an active immuno - oncology agent

17 IMMUNOME Programs: 177 Lu - FAP

FAP Is a Promising RLT Target with Pan-Cancer Potential

- Fibroblast Activation Protein (FAP) is a cell surface protease with low expression in normal tissue
- FAP is overexpressed on cancer-associated fibroblasts, the most common tumor stromal cell, with expression in 75% of solid tumors
- FAP-Lu radioligand therapy delivers radioactive ^{177}Lu directly to FAP-expressing cells, with bystander effect targeting tumor cells

FAP imaging shows high expression across 15 distinct tumor types


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Source: Kratochwil C, Flechsig P, Lindner T, et al. 68Ga-FAPI PET/CT: Tracer Uptake in 28 Different Kinds of Cancer. J Nucl Med. 2019;60(6):801-805.

IMMUNOME
18

19 IMMUNOME Immunome 177 Lu - FAP Candidates are Rationally Designed and Systematically Screened 1. Immunome analysis of clinical dosimetry data for FAPi - 46, FAP2286, Pluvicto , and Lutathera Immunome Approach Example Structure: FAP binding and specificity optimized Proven structure used by Pluvicto and Lutathera to deliver Lu - 177 isotope Albumin binding domain selected to maximize tumor retention Optimized linker reduces non - specific uptake Optimized ligand leads to: • Increased tumor uptake and retention • Superior efficacy • Stability and ease of manufacture Incorporating albumin binder extends circulating half - life and increases tumor residence time, leading to superior tumor absorbed dose in vivo FAP Ligand Linker Chelator Albumin Binder Immunome has systematically selected a ligand, linker, albumin binding domain, and payload to optimize: • Binding and specificity • Stability • Pharmacokinetics • Tumor absorbed dose • Efficacy • Tolerability

20 IMMUNOME Incorporating Albumin Binders into Radioligand Therapies Improves In Vivo P K Profile and Biodistribution Note: Left panel: unpublished preclinical biodistribution data in 4T1 mouse tumor model. Right panel: Single dose (1 mg/kg) iv rat PK study. Total Absorbed Dose Albumin Binding 0 100 200 300 400 500 600 Liver Kidneys Tumor Weak Moderate Strong mGy/MBq Rat IV PK 0 20 40 60 0.1 1 10 100 1000 10000 100000 Time (h) P l a s m a c o n c e n t r a t i o n ( n g / m L ) Plasma concentration (ng/mL) Time (Hours) Weak Moderate Strong Albumin Binding Enhanced pharmacokinetics may lead to superior tumor absorbed dose

21 IMMUNOME Developing 177 Lu - FAP Candidates with Best - in - Class Potential In vivo data show single dose antitumor activity and tolerability Tumor Regression in U87MG Model No Weight Loss Observed Stab Potential Best - in - Class Characteristics Development Status: Note: Left panel: unpublished preclinical biodistribution data in 4T1 mouse tumor model. Right panel: Single dose (1 mg/kg) iv rat PK study. IND filing anticipated 1Q25 In Vivo Radiotherapy Studies GLP/GMP Manufacturing Prepare IND package x Clinical Formulation Development x x Sub - nanomolar affinity x High specificity x Radiostability x Superior tumor retention and tumor absorbed dose x Preclinical efficacy and tolerability 0 3 6 9 12 15 18 21 24 27 0% 500% 1000% 1500% Day R e l a t i v e t u m o r v o l u m e 177 Lu-Mi-003 Radiotherapy in U87MG tumors Vehicle Undisclosed Candidate #1 (High Lu-177 Dose) Undisclosed Candidate #1 (Low Lu-177 Dose) Undisclosed Candidate #1 (High Lu-177 Dose) Undisclosed Candidate #1 (Low Lu-177 Dose) 0 3 6 9 12 15 18 21 24 27 70% 80% 90% 100% 110% 120% Day R e l a t i v e b o d y w e i g h t 177 Lu-Mi-003 Radiotherapy in U87MG tumors Vehicle Undisclosed Candidate #1 (High Lu-177 Dose) Undisclosed Candidate #1 (Low Lu-177 Dose) Undisclosed Candidate #2 (High Lu-177 Dose) Undisclosed Candidate #2 (Low Lu-177 Dose) No Weight Loss Observed

22 IMMUNOME IP, Business Development, and Leadership

23 IMMUNOME Prosecuting a Multi - Layered IP Strategy COMPOSITION OF MATTER • Over 100 patents and patent applications across more than 20 families as of November 2023 • Covers Immunome’s proprietary antibody sequences • Covers proprietary targeting ligands and effectors, and lead conjugates for ligand - based therapy candidates PLATFORM & DISCOVERY • Platform technologies and discovery engines are protected using a combination of patent filings and trade secrets • Further patent filings and trade secrets are/will be wholly - owned IP EXPANSION OPPORTUNITY • Active ongoing research expected to generate additional company - owned trade secrets and patent filings around platforms and pipeline • Goodwin Procter and Morrison Foerster retained as IP counsel

Immunome Intends to Aggressively Expand Pipeline

Market conditions are challenging for early stage biotechs

Oncology IPOs by Year[1]


38
49
7
7
2020
2021
2022
2023

- Increasing financial pressure for companies that last raised during 2020/21 bull market
- Limited options for companies running low on cash
  - Liquidation
  - Recapitalization
  - Asset sales
  - Corporate Acquisition

Immunome takes a flexible approach to pipeline expansion

- In-licensing, asset purchase or M&A
- Flexible approach centered on quality data rather than stage of development or a single modality
- Focus on assets with cost-effective path to value creation

Immunome is well-positioned to execute successful transactions

- ✓ Leadership team with proven ability to develop assets
- ✓ Strong cash position with supportive investors
- ✓ Opportunity to create ADCs from acquired antibodies

1. https://biopharmadive.com/news/biotech-ipo-performance-tracker/587604/

IMMUNOME 24

25 IMMUNOME Management Team with a Demonstrated Track Record of Success Bob Lechleider, M.D . CHIEF MEDICAL OFFICER Corleen Roche CHIEF FINANCIAL OFFICER Sandra Stoneman CHIEF LEGAL OFFICER • Chief Executive Officer and Founder, Seagen (1998 - 2022) • Grew company to $2B+ revenue (2022) leading to pending $43B acquisition • Led development of 4 FDA - approved therapeutics • Raised over $1B in public and private capital • Oversaw acquisition and integration of Cascadian Therapeutics • Generated >$3B in partnership and licensing revenue Bruce Turner, M.D., Ph.D. CHIEF STRATEGY OFFICER Jack Higgins, Ph.D. CHIEF SCIENTIFIC OFFICER Clay Siegall, Ph.D. President & Chief Executive Officer Max Rosett SVP, OPERATIONS

26 IMMUNOME Building the Foundation for a Premier Targeted Oncology Company • Experienced management team with headquarters in Bothell • Focused on developing best - in - class or first - in - class targeted oncology therapies including next - generation ADCs, RLTs, and naked antibodies • Two lead programs: a potential first - in - class anti - IL - 38 mAb and a FAP - targeted radioligand therapy with best - in - class potential • Opportunities for platform - driven pipeline expansion and exceptional ability to identify high - potential external assets • Recently completed $125M PIPE, with participation from leading healthcare investors, expected to fund key clinical inflection points, with anticipated cash runway into Q1 2026 Combining world - class management, powerful discovery platforms, and high - potential assets